Repositioning for Sustainable Growth

July 2023

REPUBLIC BANK

Forward-Looking Statements

The Company may from time to time make written or oral "forward-looking statements," including statements contained in this presentation. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. For example, risks and uncertainties can arise with changes in: general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; the impact of the COVID-19 pandemic on our business and results of operation; geopolitical conflict and inflationary pressures including Federal Reserve interest rate hikes; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; inflation; changes to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rules 5250(c)(1) and 5620(a); the failure to maintain current technologies; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2021, and other documents the Company files from time to time with the Securities and Exchange Commission (the "SEC"). The words "would be," "could be," "should be," "probability," "risk," "target," "objective," "may," "will," "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. We do not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Disclaimer

NO OFFER OR SOLICITATION

This document is not a prospectus or offering document for any securities. This document does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any securities of Republic First Bancorp, Inc. (the "Company," "us" or "we"), nor shall any part of it nor the fact of its dissemination form part of or be relied on in connection with any contract or investment decision relating thereto. This document is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This document does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. You should consult with your own advisors as needed to assist you in making an investment decision and to advise you whether you are legally permitted to purchase securities.

No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this document or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of a potential investment in the securities. This document speaks as of the date hereof. The Company assumes no obligation to update any information contained herein.

NON-GAAP FINANCIAL MEASURES

This document contains supplemental financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"), such as efficiency ratio. We use these non-GAAP measures in the analysis of our performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. The Appendix to this document contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. While we believe that these non-GAAP financial measures are useful in evaluating results, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP. The non-GAAP financial measures we use may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. This information should be reviewed in conjunction with the financial results disclosed in our Annual Report on Form 10-K for the year ended December 31, 2021, subsequent quarterly 2022 Form 10-Q filings and other subsequent filings with the SEC.

Important Information

The Company intends to file a definitive proxy statement and may file a WHITE proxy card with the the SEC in connection with the 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting") and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company's shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company's definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company's directors and executive officers in the Company's securities. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company's website at http://investors.myrepublicbank.com/ or through the SEC's website at www.sec.gov. Information can also be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at http://investors.myrepublicbank.com.

Table of Contents

Executive Summary

Section One

REPUBLIC BANK

Executive Summary

Republic Bank is a service-focused, relationship-driven banking institution

- We are one of the largest banks headquartered in the metropolitan Philadelphia and Southern New Jersey markets
- We have an attractive niche, ideally situated between small community banks that are resource-constrained and large national banks that lack our local expertise
- There are few mid-size, locally-focused competitors in our core market
- We have a distinct brand based on "fanatic," personalized customer service
- We have 33 retail branches[1] with approximately $4.9 billion in deposits[2]

We have a strong foundation

- We have broad and deep customer relationships
- We have a disciplined credit culture and a diversified loan portfolio, both of which help to mitigate risk in today's uncertain economic environment
- Our employee base is loyal and our technology and product set are scalable
- We recently refreshed our leadership team, bringing in a new CEO, CFO and General Counsel, and enhanced our Board with new skills and perspectives

We are executing a new strategy to refocus the business and create value

- Our new leadership team has been developing and executing a new strategic plan to reposition the business
- The strategy seeks to:
  - Renew the bank's focus on its core business;
  - Improve operational efficiency and profitability;
  - Enhance capital ratios;
  - Strengthen customer relationships;
  - Build trust with stakeholders; and
  - Right-size the balance sheet
- We believe this strategy can deliver sustainable value, and we are targeting ROAA of ~1.0% and an efficiency ratio of <60% in the mid-term

1. As of July 14, 2023.
2. As of March 31, 2023.

Republic First Bancorp (Nasdaq: FRBK) Overview

- Republic Bank was founded in 1988 and for the first 20 years grew with a focus on commercial clients and opportunities in the metropolitan Philadelphia and Southern New Jersey markets
- Under prior management, the bank expanded into New York City and new business lines; at the time, the Board was divided, with several directors loyal to the previous CEO, despite these strategic missteps
- In 2022, our directors oversaw an effort to refresh the Board and leadership team, bringing in three new directors and a new CEO and CFO; we also brought in a new General Counsel in 2023
- Our new leadership team has prioritized stabilizing the business while executing a new strategic plan
- Our mission is to deliver an unmatched commercial and consumer banking experience, and we are focused on providing "fanatic" customer service

Deposits ($M)[1]



$257
$1,210
$1,067
$2,344
Demand - NIB
Demand - IB
Money Market/Savings
Time Deposits

Loan Portfolio ($M)[1]



$6
$895
$992
$304
$87
$570
$289
Commercial Real Estate
Construction & Land Development
Commercial & Industrial
Owner Occupied Real Estate
Consumer & Other
Residential Mortgage
Paycheck Protection Program

Investment Securities ($M)[1]



$64
$56
$193
$680
$1,537
U.S. Government Agencies
Collateralized Mortgage Obligations
Agency Mortgage-Backed Securities
Municipal Securities
Corporate Bonds

Financial Highlights[1]

Stock Price	$0.77
Market Value ($M)	$49
P/TBV	0.25x
Loans ($M)	$3,142
Deposits ($M)	$4,878
Loans/Deposits	64.4%
Total Equity ($M)	$197
Total Assets ($M)	$6,157
Tier 1 Capital Ratio	9.7%
Total Equity/Total Assets	5.6%

1. Source: FactSet and Company filings. Stock price, market value and P/TBV data as of July 14, 2023. All other data as of March 31, 2023.

REPUBLIC BANK

Deposit Base and Liquidity Profile

- During Q1 2023, our strong community banking brand, commitment to customers and focus on relationship banking allowed us to maintain steady deposit levels in a challenging environment
- Even as deposit balances declined 2.7% during Q1 2023, the number of deposit relationships with the bank increased by 5.2% in the period
- More than 76% of total deposits are FDIC-insured or fully collateralized[2]; net of fully collateralized public funds, 60% of deposits are FDIC insured[2]
- Newly-added reciprocal deposit programs have expanded the bank's offerings for current and potential customers while providing an additional channel for core deposit gathering
- We are focused on leveraging Republic Bank's strong consumer deposit acquisition culture to enhance our liquidity position and reduce reliance on wholesale funds

Total Deposits[1]



Demand (Non-Interest Bearing)
Demand (Interest Bearing)
Money Market and Savings
Time Deposits
$2.4
$0.2
$0.7
$1.0
$0.5
$3.0
$0.2
$0.8
$1.4
$0.7
$4.0
$0.2
$1.0
$1.8
$1.0
$5.2
$0.2
$1.3
$2.3
$1.4
$5.0
$0.1
$1.1
$2.5
$1.3
$4.9
$0.3
$1.1
$2.3
$1.2
2018
2019
2020
2021
2022
Q1 2023

1. Source: Company filings.
2. As of March 31, 2023.

REPUBLIC BANK

The Board, Leadership & Strategy Have Changed Significantly

Republic Bank CEO

- **Vernon Hill**
- **Harry Madonna**
- **Tom Geisel**

2021

December 2021
Driver Management submits notice of intention to nominate directors

Q4 2021
Previous leadership invests heavily in long-duration securities with low fixed interest rates; as rates increase, those securities decline in value

2022

January 2022
Norcross Group files 13D

1H 2022
Previous leadership continues aggressive expansion, opening new branch in PA and increasing presence in NY market, and grows jumbo residential mortgage portfolio at below-market interest rates

July 2022
Vernon Hill resigns as CEO[1]; **Benjamin Duster appointed to the Board**

August 2022
Harry Madonna named Interim CEO and Executive Chair

October 2022
Peter Bartholow appointed to the Board pursuant to cooperation agreement with Driver Management

December 2022
Tom Geisel joins as President & CEO and appointed to the Board; Mike Harrington joins as CFO

1H 2023

January 2023
Michael LaPlante appointed SVP, Chief Accounting Officer

March 2023
Announced $125M capital raise

SVB and Signature Bank fail, spurring banking crisis

May 2023
Unveiled new strategy to refocus on core services and markets

June 2023
Announced actions to enhance efficiency and streamline operations, including exiting NY and mortgage banking

June 2023
Andrew Cohen appointed Independent Chair of the Board

June 2023
Francis Mitchell appointed SVP, Treasurer and Chief Investment Officer; Brian Doran joins as General Counsel

1. Mr. Hill's letter of resignation was dated July 6, 2022, but was not effective until August 8, 2022.

We Have Substantially Refreshed the Leadership Team

We have refreshed the management team and organizational structure to add and promote new talent to execute on our strategy

JULY 2021

Vernon W. Hill II
Chair & CEO

Frank A. Cavallaro
EVP, CFO

Sharon Hammel
EVP, Chief Retail Officer

Andrew Logue
President & COO

Jay Neilon
EVP, Chief Credit Officer

Tracie Young
EVP, Chief Risk Officer

JULY 2023

Thomas X. Geisel
President & CEO
Dec. 2022

Michael W. Harrington
EVP, CFO
Dec. 2022

Sharon Hammel
EVP, Chief Retail Officer
2017[1]

Steve McWilliams
EVP, Chief Lending Officer
2022[1]

Jay Neilon
EVP, Chief Credit Officer
2012[1]

Tracie Young
EVP, Chief Risk Officer
2015[1]

Brian F. Doran, Esq.
EVP, General Counsel
2023

Francis Mitchell
SVP, Treasurer and Chief Investment Officer
2023

Michael LaPlante
SVP, Chief Accounting Officer
2023

Source: Company documents.
1. Represents year in which they were promoted to a new role or assumed new responsibilities within the organization.

REPUBLIC BANK

We Are Executing on a New Strategy

Topic	Previous Management's Strategy	Our New Strategy
Branch footprint	▪ Focused on aggressive expansion of the Company's branch footprint, including into the challenging New York City market, which required significant capital and led to a lack of focus	▪ Exit non-core markets, consolidate branches and refocus on the Company's core metropolitan Philadelphia and Southern New Jersey markets
Lending activity	▪ Developed an active mortgage lending business, specializing in jumbo mortgage products with aggressive rates, which had higher risk and lower risk-adjusted rates of return than other asset classes	▪ Wind down and exit the mortgage origination business
Balance sheet	▪ Grew the balance sheet significantly to support expansion, which put pressure on capital ratios	▪ Stabilize and shrink the balance sheet ▪ Build, maintain and manage capital
Asset portfolio	▪ Invested heavily in long-dated, fixed-rate mortgage bonds and expanded the jumbo mortgage loan portfolio (at below-market rates and when interest rates were at long-term lows), the value of which have declined substantially in a rising rate environment	▪ Attempt to sell the bonds at attractive prices or allow them to roll off the balance sheet ▪ Increase hedging to mitigate risk

Republic First Is a Compelling Investment

Current Valuation[1]



P/TBV
1.46x
1.29x
1.19x
1.04x
0.99x
0.98x
0.92x
0.90x
0.87x
0.86x
0.77x
0.75x
0.75x
0.74x
0.72x
0.68x
0.57x
0.25x
Peer Median:
0.87x
TMP
STBA
PFIS
AMAL
AROW
PGC
MPB
TRST
UVSP
CCNE
NFBK
CNOB
MCB
FISI
FLIC
KRNY
BCBP
FFIC
FRBK

1. Source: FactSet. Data as of July 14, 2023.

Our Strong Foundation for Growth

Section Two

REPUBLIC BANK

Our Areas of Strength Support a Path to Sustainable Growth

1. **Strong customer relationships and market position**
2. **Disciplined credit culture and strong asset quality**
3. **Balanced, diversified loan portfolio**
4. **Stable team and strong technology base**
5. **Experienced, recently refreshed leadership team**

1 We Have a Strong Position in Our Core Markets

- The Company's primary service area consists of the Greater Philadelphia and Southern New Jersey markets, in which we have a strong position, ideally situated between the large national banks and smaller local institutions
- We are the 9th-ranked bank across these markets based on deposits, ahead of significantly larger institutions like M&T, Truist and KeyBanc[1]
- In the Company's core markets, we have 2.4% market share based on a percentage of deposits[1]
- We believe there are significant opportunities in Republic's core markets for a commercially focused hometown bank with local decision-making, superior customer service and significant scale

County	State	Rank (Deposits)[1]	Share of Deposits[1]
Bucks	PA	22	0.8%
Delaware	PA	9	1.6%
Montgomery	PA	13	1.4%
Philadelphia	PA	10	1.3%
Atlantic	NJ	8	2.5%
Burlington	NJ	7	5.5%
Camden	NJ	4	9.3%
Cape May	NJ	11	0.1%
Gloucester	NJ	6	5.6%


Jersey Shore

$4.9B
Total Deposits in PA/NJ Markets[2]

9th
Rank by Total Deposits in PA/NJ Markets[1]

33
Branches in Philadelphia MSA[2]

1. Source: FDIC Summary of Deposits. Data as of June 30, 2022.
2. As of July 14, 2023.

REPUBLIC BANK

2 Current Capital Ratios

- Republic Bank's capital ratios are all in excess of regulatory minimums
- Republic Bank employs a disciplined approach to managing capital, balancing considerations of efficiency and shareholder value against risk appetite and regulatory standards
- Tangible capital is currently negatively impacted by unrealized losses on the bond position built under the prior leadership team
- We are in the process of repositioning and reducing the size of the balance sheet, which we expect to lead to higher capital ratios
- Our current strategy is to manage the business as if no new capital is raised; we are focused on capital preservation and deployment of capital to initiatives with the highest risk-adjusted returns

Capital Position[1]



10.42%
10.00%
9.67%
8.00%
8.36%
6.50%
5.45%
5.00%
3.20%
Total Capital
Tier 1 Capital
CET1
Tier 1 Leverage
TCE
FRBK
Regulatory Well Capitalized

1. Source: Company documents. Data as of March 31, 2023.

2 We Have a Disciplined Credit Culture

- We have a strong risk management culture and credit framework established throughout the organization, with consistent policies and underwriting standards
- The loan portfolio has grown significantly over the last few years while non-performing assets have declined
- The Company's historically conservative credit culture supports asset quality entering a potential recession

Nonperforming Assets / Total Assets[1]



0.60%
0.43%
0.42%
0.42%
0.28%
0.44%
0.24%
0.30%
0.30%
0.29%
0.31%
0.35%
2018
2019
2020
2021
2022
Q1 2023
FRBK
Peer Median

Loan Loss Reserves / Total Loans[1]



0.59%
0.93%
0.53%
0.88%
0.48%
1.15%
0.75%
1.06%
0.77%
1.01%
0.80%
0.98%
2018
2019
2020
2021
2022
Q1 2023
FRBK
Peer Median

1. Source: FactSet, Bloomberg and Company documents. Peers include Amalgamated Financial, Arrow Financial, BCB Bancorp, CNB Financial, ConnectOne Bancorp, Financial Institutions, First of Long Island, Flushing Financial, Kearny Financial, Metropolitan Bank, Mid Penn Bancorp, Northfield Bancorp, Peapack-Gladstone Financial, Peoples Financial Services, S&T Bancorp, Tompkins Financial, TrustCo Bank and Univest Financial.

REPUBLIC BANK

We Have a Robust, Diversified Loan Portfolio

3

- Recently completed third party loan review covered more than 70% of commercial (including C&I) loan portfolio
- Strict underwriting criteria and proactive credit monitoring supported by results of outside loan review and credit quality metrics
- Current loan loss reserve covers >100% of third party loan review estimated portfolio losses under Moody's Base Case economic scenario
- Annual internal review conducted on all relationships >$3mm
- Limited exposure to commercial and office real estate:
  - Investor CRE is less than 30% of the current loan portfolio; office assets are less than 7%
  - Total office CRE represents less than 10% of all commercial loans
  - NYC office CRE represents less than 1% of total CRE

Loans by Type ($M)[1]



$965
$1,162
$1,437
$1,748
$2,658
$2,514
$3,136
2016
2017
2018
2019
2020
2021
2022
Paycheck Protection Program
Residential Mortgage
Consumer & Other
Owner Occupied Real Estate
Commercial & Industrial
Construction & Land Development
Commercial Real Estate

Loan Collateral Composition[1]



$349
$330
$122
$277
$125
$203
$260
Retail
Office
Construction
Industrial
Hospitality
Multifamily
Other (Incl. 1-4 Family Investor)

1. Source: Company documents. Data as of December 31, 2022.

4 We Have a Stable and Engaged Team

- The Company's employee base remains resilient and engaged despite external challenges
  - Republic Bank continues to be a preferred place of employment in the metropolitan Philadelphia market; we were named one of the "Top Workplaces" by the *Philadelphia Inquirer* in 2018, 2019, 2020, 2022 and 2023
  - Our new leadership team is committed to newly empowering Republic's people with the information and freedom they need to make optimal decisions for customers and other stakeholders
  - The senior executive team has been retained, with no unplanned executive departures since the new leadership team was put in place
  - Current leadership team has a strong mix of fresh perspectives and valuable institutional knowledge and experience within the Company
  - We are updating our incentive model that helps us attract and retain talented people and better reward measurable performance and success

4 We Have a Strong Technology Base

- We leverage the Company's culture of "fanatic" customer service and enhance it with technology
  - We are enhancing non-interest income with enhanced Treasury Management services with focus on payments facilitation / integration and expanded services including interest rate derivatives (IRD) and Foreign Exchange (FX)
  - We are leveraging the existing technology platform to deploy new digital and technology tools that support and enhance the customer experience, including payments integration

5 We Have the Right Team to Execute Our Strategy



Thomas X. Geisel
President, CEO & Director
Joined Dec. 2022

- 29 years in financial services
- Previously held senior executive positions at Webster Bank
- Earlier in his career, served as President & CEO of Sun Bancorp and President of the Northeast region at KeyCorp



Michael W. Harrington
EVP, Chief Financial Officer
Joined Dec. 2022

- 36 years in financial services
- Previously served as Banker-in-Residence at JAM Special Opportunity Ventures
- Held CFO roles at Bryn Mawr Trust Co., Susquehanna Bancshares & First Niagara



Sharon Hammel
EVP, Chief Retail Officer
Joined 2012

- 25 years in financial services
- Responsible for leading Republic's consumer lending, marketing, branch administration and other functions
- Previously Sr. Retail Market Manager at Commerce Bank



Steve McWilliams
EVP, Chief Lending Officer
Joined 2009

- 30 years in financial services
- Previously served as President of Republic Bank's Philadelphia Metro Market
- Joined Republic from Commerce Bank, where he served as a Vice President



Jay Neilon
EVP, Chief Credit Officer
Joined 2009

- 47 years in financial services
- Has been a local banker in the Philadelphia area for over 30 years
- Previously served in a variety of roles at Commerce Bank and Fidelity Bank



Tracie Young
EVP, Chief Risk Officer
Joined 2010

- 31 years in financial services
- Responsible for leading Republic's compliance and risk departments
- Previously Director of Internal Audit and Risk Management at Harleysville National Bank



Brian F. Doran, Esq.
EVP, General Counsel
Joined 2023

- 24 years in financial services
- Previously served as Chief Administrative Officer, General Counsel and Corporate Secretary at Investors Bank
- Served as a Senior Associate at Jones Day and served as Partner at McConnell Valdés



Francis Mitchell
SVP, Treasurer & Chief Investment Officer
Joined 2023

- 18 years in financial services
- Previously served as Director, Fixed Income & Depositary Strategies at Truist
- Also served in Treasury and Portfolio Management roles at Webster Bank and TD



Michael LaPlante
SVP, Chief Accounting Officer
Joined 2023

- 28 years in financial services
- Experienced Chief Accounting Officer, having previously worked at Bryn Mawr Trust and Bank of Princeton
- Previously held senior accounting roles at Deloitte and RSM

REPUBLIC BANK

Our Plan to Refocus and Execute

Section Three

REPUBLIC BANK

Our Plan to Refocus and Execute

1. **Drive Revenue Growth by Focusing on Core Strengths**
2. **Improve Focus and Efficiency**
3. **Realign Balance Sheet and Asset Portfolio**
4. **Strengthen and Deepen Customer Relationships**
5. **Build Trust with Stakeholders**

1 Drive Revenue Growth by Focusing on Core Strengths

Core Strength	Strategic Initiatives	Benefits
Strong position in the metropolitan Philadelphia and Southern NJ markets	▪ Focus on growing franchise value in metropolitan Philadelphia and Southern New Jersey markets ▪ Exit non-core geographies and optimize branch footprint	+ Increased management focus + Stronger regional brand + Reduced expenses
Deep customer relationships	▪ Leverage strong consumer deposit acquisition culture to reposition deposit base ▪ Emphasize services to SMBs	+ Reduced reliance on wholesale funds + Maximized risk-adjusted returns and diversified loan portfolio
Customer service focus	▪ Expand and enhance service offerings, with a focus on payments facilitation/integration ▪ Leverage technology to improve customer experience and improve colleague efficiency	+ Increased non-interest income + Cost savings through streamlining of back-office processes + More efficient client acquisition
Strong company culture	▪ Maintain high employee morale ▪ Update incentive compensation model to focus on performance and success	+ Enhanced employee retention, motivation and alignment

2 Improve Focus and Efficiency

Exit non-core businesses and markets	❯	▪ Exit residential mortgage business ▪ Reduce New York presence and reallocate front line and supporting staff ▪ Discontinue unprofitable products
Optimize branch footprint	❯	▪ Reduce hours at branch locations to reflect customers' growing use of digital solutions ▪ Optimize retail branch operations to improve efficiency while maintaining high levels of customer service ▪ Eliminate redundant or unnecessary positions
Continue shift to digital channels	❯	▪ Invest in technology solutions and continue customer migration to digital channels ▪ Bring dispute processing in-house ▪ Convert customers from paper to eStatements
Normalize proxy-related and other non-recurring expenses	❯	▪ We expect proxy-related legal and professional fees and other non-recurring expenses to normalize in the coming quarters, reducing non-interest expense

2 Improve Focus and Efficiency (Continued)

- We are implementing an organization-wide focus on efficiency and expense discipline, which had not been a priority for the previous leadership team
  - Historically, the Company's leadership had focused heavily on expansion, with the idea that top-line growth would eventually result in a lower efficiency ratio
    - The downside to this approach became apparent when the Company pulled back from its expansion strategy and growth slowed due to macroeconomic conditions and banking sector disruptions
- Our new leadership team is working to aggressively reduce expenses and focus resources on strategic priorities in order to improve operating results and drive profitability to peer levels
  - Spending on financial statement remediation and shareholder matters is expected to decline in the near- to mid-term

Efficiency Ratio[1]



2018-2022 Average 88.8%
87.0%
61.1%
102.9%
60.1%
91.7%
57.8%
75.6%
56.1%
86.9%
55.0%
2018
2019
2020
2021
2022
FRBK
Peer Median

1. Source: FactSet and Company documents. Peers include Amalgamated Financial, Arrow Financial, BCB Bancorp, CNB Financial, ConnectOne Bancorp, Financial Institutions, First of Long Island, Flushing Financial, Kearny Financial, Metropolitan Bank, Mid Penn Bancorp, Northfield Bancorp, Peapack-Gladstone Financial, Peoples Financial Services, S&T Bancorp, Tompkins Financial, TrustCo Bank and Univest Financial.

REPUBLIC BANK

3 Realign Balance Sheet and Asset Portfolio

Restructure balance sheet	▪ Continuously evaluate portfolio for opportunities within the prevailing rate environment ▪ Sell securities and right-size balance sheet, including loan portfolio ▪ Evaluate branch and back-office real estate and drive reduction in investment
Realign loan and securities portfolio; diversify asset generation	▪ Reinvest cash flow from securities to fund loan growth ▪ Focus asset allocation on commercial products with diversified production, emphasizing C&I, multifamily and specialty finance to optimize risk-adjusted returns
Reposition deposit base	▪ Stabilize deposit base with promotional rate offers targeting both consumers and SMBs ▪ Reduce reliance on wholesale funds ▪ Drive higher percentage of deposits from commercial customers

4 Strengthen and Deepen Customer Relationships

Leverage technology to better serve customers	• More fully leverage capabilities from available technology already in place • Develop and deploy online account opening capabilities for consumers and SMBs • Operationalize technology solutions to drive improved customer experiences
Expand capabilities to support commercial businesses	• Expand commercial services (interest rate derivatives / foreign exchange) • Enhance Treasury Management cross-sell and expand Payments offerings for SMBs • Create syndication capabilities
Engage with the community	• Align CRA-related investments, sponsorships and corporate philanthropy with renewed commitment to core markets • Increase focus on community initiatives, such as financial literacy programming and community events • Enhance collaboration with stakeholders to ensure that the bank is meeting the community's financial services needs
Modify customer engagement approach	• Transition to a single point-of-contact team model

5 Build Trust with Stakeholders

Fulfill regulatory obligations and maintain compliance	›	▪ Enhance internal controls environment ▪ File 2022 10-K by August 15, 2023 and hold 2022 Annual Meeting on October 5, 2023 ▪ File Q3 2023 10-Q and become current on all filings by the end of 2023
Improve communications with investors and analysts	›	▪ Enhance engagement with current and prospective investors and the sell-side community ▪ Enhance investor-facing materials and begin attending industry events and conferences ▪ Communicate strategic plan and attract new, long-term investors
Augment company culture to support success	›	▪ Update incentive model to help attract and retain talent and better reward measurable performance and success ▪ Strategically acquire new talent to support transformation ▪ Collect and integrate employee feedback to boost engagement

We Believe Our Strategy Will Drive Sustainable Value

- By executing on our strategy, we believe we can drive significant operating leverage and reposition the Company for profitable growth
- The near-term focus is on fortifying our foundation—people, capital and liquidity—and identifying immediate efficiency opportunities
- In parallel with stabilizing and reorienting the business, we are leveraging the strengths of the Republic brand and strong consumer deposit culture to drive sustainable and profitable growth
- We are confident that, over the mid-term, we can grow returns and improve efficiency levels to approach those of our peers

Return on Average Assets[1]


0.21%
1.0%
2022 Actual
Mid-Term Target

Efficiency Ratio[1]


87%
<60%
2022 Actual
Mid-Term Target

Our goal: Create a diverse and digitally fluent commercial bank that provides an exceptional client and colleague experience

1. Source: Company documents.

Conclusion

Section Four

REPUBLIC BANK

Our Areas of Strength Support a Path to Sustainable Growth

1	**Strong customer relationships and market position**	• Strong position in core Pennsylvania and New Jersey markets as one of the top banks based on deposits • Serving communities with stable and growing populations in markets that we know well and in which we have a strong reputation
2	**Disciplined credit culture and strong asset quality**	• Strong risk management culture and credit framework, with consistent policies and underwriting standards • Conservative credit culture supports asset quality
3	**Balanced, diversified portfolio**	• Strict underwriting criteria and proactive credit monitoring • Diversified portfolio limits risk ahead of a potential recession
4	**Stable team and strong technology base**	• High employee morale and retention • Good treasury management product set and expansive technology suite
5	**Experienced, recently refreshed leadership team**	• Recently refreshed the leadership team with experienced CEO, CFO and General Counsel to develop and execute a new strategy and lead the Company forward • Augmented the Board with new perspectives and experiences, including appointing a new director recommended by one of the Company's largest shareholders; appointed new Chairman with significant ownership, further aligning the Company's leadership with shareholder interests

Our Plan to Refocus and Execute

1	**Drive Growth by Focusing on Core Strengths**	▪ Leverage the Company's market position and brand in the metropolitan Philadelphia and Southern New Jersey markets ▪ Continue Republic's tradition of deep relationships and of providing "fanatic" customer service
2	**Improve Focus and Efficiency**	▪ Exit non-core businesses and markets ▪ Optimize branch footprint ▪ Continue shift to digital channels ▪ Normalize proxy-related and other non-recurring expenses
3	**Realign Balance Sheet and Asset Portfolio**	▪ Restructure balance sheet ▪ Right-size loan and securities portfolio; diversify asset generation ▪ Reposition deposit base
4	**Strengthen and Deepen Customer Relationships**	▪ Leverage technology and digital capabilities to drive new business development ▪ Expand capabilities to support commercial businesses ▪ Engage with the community
5	**Build Trust with Stakeholders**	▪ Fulfill regulatory obligations and maintain compliance ▪ Improve communications with investors and analysts ▪ Update and align incentive compensation structure and augment company culture to support success

Appendix: Board of Directors

Section Five

REPUBLIC BANK

We Have an Experienced, Highly Qualified Board



Andrew B. Cohen, Chair
Director Since 2017; Chair Since 2023

- Chief Investment Officer and Co-Founder of Cohen Private Ventures
- Previously served as a Partner and Managing Director at Dune Capital Management
- Vice Chair of the board and Chair of the Compensation Committee at Laureate Education



Peter B. Bartholow
Director Since 2022

- Served in a variety of roles at Texas Capital Bancshares, including COO, CFO and director
- Former President, CEO & Chair of MCorp and CFO of First USA
- Previously served as Corporate VP of Finance at EDS



Benjamin C. Duster, IV
Director Since 2022

- Founder of Cormorant IV Corporation and CFO of Mobile Tech, Inc.
- Experienced public company director, having served on the boards of Chesapeake Energy, Cardone Industries and Weatherford International
- Serves on the board of the 1921 Institute



Thomas X. Geisel
President, CEO and Director Since 2022

- Seasoned and innovative leader with 29 years of experience in financial services
- Previously held senior executive positions at Webster Bank, including President of Corporate Banking
- Earlier in his career, served as President & CEO of Sun Bancorp and President of the Northeast region at KeyCorp



Lisa Jacobs
Director Since 2017

- Partner at Stradley Ronon Stevens & Young
- Republic Bank's corporate secretary since May 2022
- Was previously a Partner at DLA Piper and Pepper Hamilton
- Vice Chair of Greater Philadelphia YMCA; previously on the board of the Women Business Collaborative (2019-2021)



Harry D. Madonna
Director Since 1988

- Founder of Republic Bank and has served on the Board continuously and in a variety of executive roles, including the CEO and Chair roles
- Previously a Partner at Blank Rome LLP and counsel at Spector Gadon & Rosen



Harris Wildstein
Director Since 1988

- Owner and officer of Lifeline Funding, a pre-settlement funding organization
- Vice President of R&S Imports, Ltd. and President of HVW, Inc., both automobile dealerships, since 1977 and 1982, respectively

Appendix: Q1 2023 Financial Highlights

Section Five

REPUBLIC BANK

Q1 2023 Financial Highlights

YoY Financial Comparison

Dollars in thousands except per share data	Q1 2023	Q1 2022
Balance Sheet Summary		
Gross Loans	$3,139,418	$2,557,167
Total Deposits	4,878,239	5,310,236
Total Equity	196,795	275,736
Total Equity (Excluding AOCI)[1]	333,374	337,572
Income Statement Summary		
Net Interest Income	$23,993	$36,140
Provision Expense	43	(72)
Loss on Signature Bank Preferred Equity Investment	(3,100)	$0
Other Non-interest Income	4,369	4,347
Extraordinary Legal, Audit and Other Professional Fees	5,500	0
Other Non-interest Expense	31,715	32,195
Pre-tax Income	**(12,396)**	**8,364**
Tax Expense	(3,320)	2,129
Net Income	**(9,076)**	**6,235**
Preferred Dividends	644	866
Net Income to Common	**(9,720)**	**5,369**
EPS	($0.15)	$0.08
Operating Income Metrics		
Operating Net Income to Common[1,2]	**($3,423)**	**$5,369**
Operating EPS[1]	($0.05)	$0.08

- Net interest income was $24.0 million in Q1 2023, decreasing $12.1 million from $36.1 million in the year-ago period, as higher yields and average balances of interest earning assets were more than offset by higher funding costs, an increase in the average balance of higher cost short term borrowings and a 9.4% year-over-year decline in average noninterest bearing deposit balances
- Non-interest income (excluding the impact of a loss on a preferred equity investment) was $4.4 million in the first quarter, a 0.5% increase from the $4.3 million recognized in Q1 2022
- Non-interest expense excluding extraordinary legal, audit and other professional fees related to ongoing legacy litigation and shareholder matters was approximately $31.7 million, representing a 1.5% decline from Q1 2022 reported non-interest expense of $32.2 million, as management's strategic efficiency initiatives delivered positive results
- Operating earnings per share for the period declined to -$0.05 from $0.08 for Q1 2022, primarily driven by the $12.1 million decline in net interest income
- Equity excluding accumulated other comprehensive income declined $4.2 million YoY as the Q1 2023 net loss more than offset positive reported 2022 earnings

Source: Company documents.
1. Non-GAAP financial metric. Please refer to the Appendix for non-GAAP reconciliations.
2. Excludes loss on preferred equity investment in Signature Bank and extraordinary legal, audit and other professional fees. Assumes a 26.8% effective tax rate on operating income adjustments, equal to the reported Q1 2023 effective tax rate. See Appendix for full reconciliation.

Appendix: Peer Group Data

Section Five

Peer Group Data

Peers include major exchange-traded banks headquartered in NJ, NY and PA with total assets between $3 billion and $10 billion; excludes merger targets and mutuals

General Information							Market Data	
Name	Ticker	Headquarters	Employees	Branches	Assets ($M)	Deposits ($M)	Market Value ($M)	P/TBV
ConnectOne Bancorp, Inc.	CNOB	Englewood Cliffs, NJ	515	24	$9,960	$7,753	$664	0.77x
S&T Bancorp, Inc.	STBA	Indiana, PA	1,182	73	$9,193	$7,153	$1,096	1.29x
Flushing Financial Corporation	FFIC	Uniondale, NY	560	25	$8,479	$6,734	$370	0.57x
Kearny Financial Corp.	KRNY	Fairfield, NJ	596	45	$8,349	$5,803	$486	0.72x
Amalgamated Financial Corp	AMAL	New York, NY	409	5	$7,836	$7,041	$524	1.04x
Tompkins Financial Corporation	TMP	Ithaca, NY	1,072	60	$7,644	$6,509	$815	1.46x
Univest Financial Corporation	UVSP	Souderton, PA	973	37	$7,359	$5,835	$542	0.87x
Peapack-Gladstone Financial Corporation	PGC	Bedminster, NJ	498	16	$6,480	$5,309	$500	0.98x
Metropolitan Bank Holding Corp.	MCB	New York, NY	239	6	$6,310	$5,132	$458	0.75x
TrustCo Bank Corp NY	TRST	Glenville, NY	754	143	$6,046	$5,212	$550	0.90x
Financial Institutions, Inc.	FISI	Warsaw, NY	672	48	$5,967	$5,141	$249	0.75x
Northfield Bancorp, Inc.	NFBK	Woodbridge, NJ	400	38	$5,663	$3,847	$522	0.79x
CNB Financial Corporation	CCNE	Clearfield, PA	759	47	$5,583	$4,754	$379	0.86x
Mid Penn Bancorp, Inc.	MPB	Harrisburg, PA	611	43	$4,583	$3,878	$359	0.92x
First of Long Island Corporation	FLIC	Glen Head, NY	303	41	$4,188	$3,399	$275	0.74x
Arrow Financial Corporation	AROW	Glens Falls, NY	-	-	$3,970	$3,498	$328	0.99x
Peoples Financial Services Corp.	PFIS	Scranton, PA	415	28	$3,678	$3,236	$316	1.19x
BCB Bancorp, Inc.	BCBP	Bayonne, NJ	301	27	$3,763	$2,867	$199	0.68x
Republic First Bancorp, Inc.	**FRBK**	**Philadelphia, PA**	**556**	**34**	**$6,157**	**$4,878**	**$49**	**0.25x**
Average			**603**	**42**	**$6,392**	**$5,172**	**$480**	**0.91x**
Median			**560**	**38**	**$6,178**	**$5,177**	**$472**	**0.87x**

1. Source: FactSet. Data as of July 14, 2023.

REPUBLIC BANK

Appendix: Reconciliation of GAAP and Non-GAAP Measures

Section Five

Price/Tangible Book Value

Price/Tangible Book Value

Non-GAAP Financial Metric Reconciliation to GAAP

(dollars in thousands, except for share data)

TBV on 3/31/2023	
Total shareholders equity	$196,795
Less: goodwill	$0
Non-GAAP tangible common equity (numerator)	$196,795
Common shares outstanding, end of Period (denominator)	63,867,092
Non-GAAP tangible book value per common share	$3.08

P/TBV on 5/26/2023	
Closing common share price 5/26/2023 (numerator)	$1.48
Non-GAAP tangible book value per common share 3/31/2023 (denominator)	$3.08
Non-GAAP price/tangible book value (P/TBV)	**0.48x**

Efficiency Ratio

Efficiency Ratio

Non-GAAP Financial Metric Reconciliation to GAAP

(dollars in thousands)

	As of or for the Years Ended December 31,				
Revenue	**2018**	**2019**	**2020**	**2021**	**2022**
Net interest income	$75,904	$77,807	$91,832	$129,212	$145,474
Total noninterest income	$20,322	$23,738	$36,235	$32,745	$19,854
Non-GAAP revenue	$96,226	$101,545	$128,067	$161,957	$165,328
Efficiency Ratio					
Total noninterest expense (numerator)	$83,721	$104,490	$117,423	$122,505	$143,592
Non-GAAP revenue (denominator)	$96,226	$101,545	$128,067	$161,957	$165,328
Non-GAAP efficiency ratio	**87.0%**	**102.9%**	**91.7%**	**75.6%**	**86.9%**

Operating Net Income

Operating Net Income
Non-GAAP Financial Metric Reconciliation to GAAP
(dollars in thousands, except per share data)

	As of or for the Quarters Ended March 31,	
	2023	2022
Net Interest Income	$ 23,993	$ 36,140
Provision Expense	443	(72)
Non-Interest Income	1,269	4,347
Non-Interest Expense	37,215	32,195
Pre-Tax Income	**(12,396)**	**8,364**
Plus: Write-down from Signature Bank Securities	3,100	-
Plus: Legal and Professional Fees Related to Shareholder Matters	5,500	-
Operating Pre-Tax Income	**(3,796)**	**8,364**
Less: Tax Expense	(1,017)	2,129
Operating Net Income	**(2,779)**	**6,235**
Less: Preferred Dividends	644	866
Operating Net Income to Common	**(3,423)**	**5,369**
Basic Shares Outstanding	63,867,092	63,739,566
Operating EPS	**$ (0.05)**	**$ 0.08**